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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                             --------------------

                       Date of Report (Date of earliest
                       event reported) December 14, 1998

                     Global Industrial Technologies, Inc.
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              (Exact Name of Registrant as Specified in Charter)


  Delaware                          1-11160                      75-2617871
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  (State of                 (Commission File Number)            (IRS Employer
incorporation)                                               Identification No.)


2121 San Jacinto, Suite 2500, Dallas, Texas                        75201
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 (Address of principal executive offices)                       (Zip Code)


                                (214) 953-4500
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                        (Registrant's telephone number,
                             including area code)

                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5.   Other Events.

          The Board of Directors of Global Industrial Technologies, Inc. ("Global") amended Global's bylaws (the "By-Laws") on December 14, 1998 (the "By-Law Amendment"). The By-Law Amendment modifies Article II by amending Sections 3 and 7 thereof. The foregoing description is qualified in its entirety by reference to the By-Law Amendment, which is attached as an exhibit hereto and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not Applicable.
(b)  Not Applicable.
(c)  Exhibits.

Exhibit No.         Description
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     99             Amendment to the Company's By-Laws, dated December 14, 1998.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


                                             By   /s/ GRAHAM L. ADELMAN
                                                --------------------------------
                                                Name:   Graham L. Adelman
                                                Title:  President

Date:  December 16, 1998